Loan Receivable Disclosure	12 Months Ended
Dec. 31, 2019
Notes
Loan Receivable Disclosure	4. Loan Receivable

During the year ended December 31, 2017, the Company entered into a finance agreement with Futura Kbridge SpA (“FKS”), whereby the Company financed $220,000 with interest of 2% per annum, to acquire a solar power project (“Ariztia”). The principal amount was to be paid by December 31, 2019. As at December 31, 2019, the loan and accrued interest has been repaid.

During the year ended December 31, 2018, the Company entered into a finance agreement with FKS, whereby the Company financed $73,000 with interest of 2% per annum, to acquire a solar power project (“Guanare”). The principal amount was payable by December 31, 2019. As at December 31, 2019, the loan and accrued interest has been repaid. During the year ended December 31, 2019, the Company recorded interest income of $1,544 in relation to this loan.

During the year ended December 31, 2018, the Company advanced $136,938 (CAD$177,000) to a related party, Columbia Capital Inc., which was non-interest bearing, unsecured and due on demand. As at December 31, 2018, $11,625 (CAD$15,000) has been repaid. A loan payable balance that was due at December 31, 2017 totaling $14,109 was used to offset the loan receivable. As at December 31, 2018, the Company wrote off the loan receivable totaling $111,652 due to uncertainty in collection.

During the year ended December 31, 2019, the Company advanced $33,555 (CAD$43,936) to a related party, Columbia Capital Inc., which is non-interest bearing, unsecured and due on demand. As at December 31, 2019, $10,240 (CAD$13,300) has been repaid.

	2019 $	2018 $
Opening balance	249,864	220,380
Transferred from loan payable	-	(14,109)
Addition	33,555	209,938
Repayment	(261,647)	(61,625)
Interest	1,544	5,819
Write off	-	(111,652)
Foreign exchange	272	1,113
	23,588	249,864